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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  October 20, 1995



                             JONES INTERCABLE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                   1-9953                    84-0613514
         --------                   ------                    ----------
(State of Organization)      (Commission File No.)          (IRS Employer
                                                          Identification No.)

P.O. Box 3309, Englewood, Colorado 80155-3309               (303) 792-3111
---------------------------------------------               --------------
(Address of principal executive office and Zip Code)        (Registrant's
                                                             telephone no.
                                                         including area code)
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Item 2.  Acquisition of Assets

         On February 22, 1995, Jones Intercable, Inc., a Colorado corporation ("Intercable") entered into a Purchase and Sale Agreement (the "Agreement") with Cable TV Fund 12-B, Ltd., a Colorado limited partnership (the "Partnership"), providing for the sale by the Partnership to Intercable of the Partnership's cable television system serving areas in and around Augusta, Georgia (the "Augusta System").

         On October 20, 1995, Intercable assigned to a wholly-owned subsidiary, Jones Cable Holdings, Inc. ("JCH"), all of its right, title and interest as buyer under the Agreement, including but not limited to, the right to purchase the assets of the Augusta System, and JCH assumed and agreed to pay, discharge and perform all of the obligations and duties of Intercable under the Agreement.

         On October 20, 1995, JCH purchased the Augusta System from the Partnership for $142,618,000, subject to customary closing adjustments as provided by the Agreement. The purchase price for the Augusta System represented the average of three separate, independent appraisals of the Augusta System. Intercable used cash on hand to acquire the Augusta System.

         The Augusta System has approximately 1,600 miles of cable plant passing approximately 98,300 homes. As of December 31, 1994, the Augusta System had approximately 66,000 basic subscribers and approximately 53,000 subscriptions for units of pay television. The basic penetration rate in the Augusta System is 67%. The Augusta System is adjacent to the North Augusta, South Carolina cable television system owned by Intercable that currently serves approximately 15,475 basic subscribers

Item 7.  Financial Statements and Exhibits

         a. Audited Financial Statements of the Augusta System for the years 1992, 1993 and 1994 are incorporated by reference from the Jones Intercable, Inc. Current Report on Form 8-K dated March 10, 1995 (Commission File No. 1-9953).

         b. Pro Forma Financial Statements of Jones Intercable, Inc. are incorporated by reference from the Jones Intercable, Inc. Current Report on Form 8-K dated March 10, 1995 (Commission File No. 1-9953).






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         c.      Purchase and Sale Agreement dated February 22, 1995 between
Cable TV Fund 12-B, Ltd. and Jones Intercable, Inc. is incorporated by reference from the Jones Intercable, Inc. Current Report on Form 8-K dated March 10, 1995 (Commission File No. 1- 9953).

         d. Assignment and Assumption Agreement dated as of October 20, 1995 between Jones Intercable, Inc. and Jones Cable Holdings, Inc.







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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JONES INTERCABLE, INC.,
                                           a Colorado corporation


Dated:  November 1, 1995                   By: /s/ Robert S. Zinn
                                               -----------------------------
                                               Robert S. Zinn
                                               Acting Vice President





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                                 EXHIBIT INDEX



      2.1 Assignment and Assumption Agreement dated as of October 20, 1995 between Jones Intercable, Inc. and Jones Cable Holdings, Inc.





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